THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Flexible Premium Variable Life Account JF-A

Lincoln Ensemble® II VUL, Lincoln Ensemble® III VUL

Supplement dated October 23, 2025 to the Prospectus dated May 1, 2025

This Supplement outlines important changes to certain investment options under your flexible premium variable life insurance contract. These changes are related to Appendix A – Funds Available Under The Policy. All other provisions outlined in your variable life insurance prospectus, as supplemented, remain unchanged.

The Board of Trustees of Lincoln Variable Insurance Products Trust recently approved a new sub-advisory agreement between Lincoln Financial Investments Corporation and Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust (“NIFA”) and a new sub-sub-advisory agreement between NIFA and Macquarie Investment Management Global Limited (together, the “New Sub-Advisory Agreements”). The New Sub-Advisory Agreements were approved in connection with the acquisition of Macquarie Asset Management’s U.S. and European public investments business (the “Acquisition”). The New Sub-Advisory Agreements will become effective on the closing date of the Acquisition, which is expected to be on or about November 1, 2025 (the “Acquisition Date”). As of the Acquisition Date, the LVIP Macquarie High Yield Fund will change to the LVIP Nomura High Yield Fund. The Acquisition will not affect the fees or expenses of the funds.

All other information about the funds, including principal investment strategies, can be found in the fund’s prospectus.

You can obtain additional information by contacting your registered representative, online at www.lfg.com/vulprospectus, or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.